Inventories - Summary of Inventories (Detail) ¥ in Thousands, $ in Thousands	Dec. 31, 2022 CNY (¥)	Dec. 31, 2022 USD ($)	Dec. 31, 2021 CNY (¥)
Inventory Disclosure [Abstract]
Raw materials	¥ 49,127	$ 7,123	¥ 62,462
Work in progress	4,939	716	17,134
Finished goods	28,188	4,087	27,168
Inventories, total	82,254	11,926	106,764
Inventories provision	(9,890)	(1,434)	(28,689)
Inventories	¥ 72,364	$ 10,492	¥ 78,075